ASSET PURCHASE AGREEMENT



                                     between



                            SONOMAWEST HOLDINGS, INC.



                                       and



                       Commercial Sales and Leasing, Inc.





                                 October 3, 2002

                            ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT (this "Agreement") is made as of October 3, 2002 by and between SONOMAWEST HOLDINGS, INC., a California corporation ("Seller"), and Commercial Sales and Leasing, Inc., a Utah corporation ("Buyer").


                                R E C I T A L S:
                                ----------------


     WHEREAS, Seller owns certain assets related to its former business of producing, packing and distributing low-moisture food products (the "Business");

     WHEREAS, Seller no longer is engaged in the Business and desires to sell, and Buyer desires to buy, on the terms and conditions set forth in this Agreement, certain of Seller's assets relating to the Business.

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties agree as follows:

                                   T E R M S :
                                   -----------

                                   ARTICLE 1

                           PURCHASE AND SALE OF ASSETS

     1.1 Transferred Assets.

     Subject to and upon the terms and conditions of this Agreement, Seller agrees to sell, assign, transfer, convey and deliver to Buyer, and Buyer agrees to purchase from Seller on the Closing Date (as defined in Section 11.1), all of those certain assets of Seller described below (all of which are sometimes collectively referred to as the "Transferred Assets").

          (a) Certain equipment owned by Seller which is used in the operation of the Business, which is listed on Schedule 1.1(a) hereto (the "Equipment").

          (b) Certain inventory owned by the Seller, which is listed on Schedule 1.1(b) hereto (the "Inventory"), provided, however, that there may be non-material variations in the exact amounts of the various Inventory items listed on Schedule 1.1(b) and such non-material variations shall not affect Buyer's obligation hereunder.

          (c) All of Seller's rights, title and interest in the trademarks "Perma-Pak", "Noah's Ark" and "Pantri Reserve" as currently owned by Seller and as evidenced by the following registrations with the United States Patent and Trademark Office (the "USPTO") and/or common law rights (all these marks are sometimes collectively referred to as the "Trademarks"):

             PERMA-PAK        --  Federal Registration Number 1124329 and common
                                  law rights.

             NOAH'S ARK       --  Federal Registration Numbers 1195824, 1208746
                                  and 1318399 and common law rights.

             PANTRI RESERVE   --  Common law rights.

Seller makes no representations or warranties as to (i) any potential claims, actions or proceedings by any other person or entity arising out of or related to Seller's, Buyer's or any other party's use of (or right to use) any of the Trademarks, (ii) the right of any other person or entity to use any of the Trademarks or any similar mark or (iii) the status of the aforementioned trademark registrations with the USPTO. Seller has an abandoned application with the USPTO to register the mark "Perma Pak" evidenced by application Serial Number 76204492 (the "Application") for which Seller has filed a petition to revive the Application.

          (d) The supplier list attached hereto as Schedule 1.1(d) (the "Supplier List") which lists the suppliers for the Business as last used by Seller prior to when it ceased operating the Business.

          (e) All goodwill related to the Business to the extent it relates to the Trademarks (the "Goodwill").


     1.2  Transfer  of Title and Buyer  Taking  Possession; Security  Interest.
          ---------------------------------------------------------------------

     Title and risk of loss to all the Transferred Assets other than the Trademarks and Goodwill shall pass to Buyer at the Closing. By no later than November 30, 2002, Buyer shall, at its own expense, remove all of the Equipment and Inventory from Seller's premises. Buyer's obligation to remove the Equipment and Inventory includes, but is not limited to, disassembling the Equipment for removal. If all or any portion of the Equipment and/or Inventory remains at Seller's premises after November 30, 2002, Buyer shall pay Seller Five Hundred Dollars ($500.00) per day thereafter for the storage of the Equipment and/or Inventory, the same to be paid monthly in arrears.

     Buyer hereby grants Seller a security interest in the Transferred Assets and any and all accessions to, replacements of and proceeds from the Transferred Assets as security for the payment of any and all amounts due under the Promissory Note and for any and all amounts that may become due if Buyer does not remove all the Equipment and Inventory from Seller's premises by November 30, 2002. At the Closing (or at Seller's discretion after the Closing), Buyer shall execute a UCC-1 financing statement and any other documents Seller deems necessary or advisable to perfect and maintain its security interest in the Transferred Assets. Upon any default of the obligations secured by the above granted security interest, Seller shall have all the rights of a secured creditor under the California Commercial Code.


     1.3 Cessation of Use of Trademarks.
         ------------------------------

     As of the Closing  Date,  Seller shall not use the  Trademarks in commerce.


                                   ARTICLE 2

                                 PURCHASE PRICE

     2.1 Purchase Price.
         --------------

     The purchase price to be paid by Buyer to Seller for the Transferred Assets shall be Two Hundred and Forty Thousand Dollars ($240,000.00) (the "Purchase Price"). Of the Purchase Price: (i) One Hundred and Seventy-Five Thousand Dollars ($175,000.00) shall be paid at the Closing in the form of one or more cashier's checks of immediately available U.S. currency payable to Seller and; and (ii) Sixty-Five Thousand Dollars ($65,000.00) shall be paid at the Closing in the form of a promissory note made by Buyer in the form attached hereto as Exhibit A (the "Promissory Note").


     2.2 Liabilities Not Assumed.
         -----------------------

     Except for the sales tax payments required in Section 2.3, Buyer does not assume any obligations, responsibilities, liabilities, or debts of Seller.


     2.3 Sales Taxes.
         -----------

     Buyer shall pay any and all sales taxes resulting from Buyer purchasing all or any portion of the Transferred Assets and shall reimburse Seller for any and all sales taxes properly paid by Seller in connection therewith.

     As soon as practicable after the Closing but before taking possession of the Inventory, Seller shall provide Buyer any resale use certificates, exempt use certificates or any other exemption certifications held by Buyer which are required to enable Buyer to benefit from any sales and use or other tax exemption.


                                   ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Now, and at the time of Closing, Seller hereby represents and warrants to Buyer as follows:

     3.1 Formation and Authority.
         -----------------------

     Seller is a corporation duly formed, validly existing and in good standing under the laws of the State of California, and on the Closing Date shall have full corporate power and authority to consummate the transactions contemplated hereby.

     3.2 Non-Contravention.
         -----------------

     The execution, delivery and performance of this Agreement (and each of the Related Agreements defined in Section 3.5) by Seller and the consummation of the transactions contemplated hereby do not and will not, with or without the giving of notice or the lapse of time, or both, violate, conflict with, result in the breach of or accelerate the performance required by any of the terms, conditions or provisions of the charter documents or by-laws or other governing documents of Seller or any covenant, agreement or understanding to which Seller is a party or any order, ruling, decree, judgment, or arbitration award to which Seller is subject or constitute a default thereunder.


     3.3 Title to Assets.
         ---------------

     Seller has good and marketable title to the Transferred Assets. On the Closing Date, the Transferred Assets shall be free and clear of restrictions on or conditions to transfer or assignment, and free and clear of mortgages, liens, security interests, tax liens, successor tax liability claims, pledges, charges, encumbrances, equities, claims, covenants, conditions, or restrictions. The Transferred Assets do not represent all or substantially all of the assets of the Seller.


     3.4 Warranties.
         ----------

     THE TRANSFERRED ASSETS ARE TO BE SOLD ON AN "AS IS/WHERE IS" BASIS. EXCEPT AS EXPRESSLY SET FORTH IN SECTIONS 3.3 AND 3.7, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE TRANSFERRED ASSETS, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.


3.5      Authorization.
         -------------

     The execution and delivery of this Agreement and the Bill of Sale (as defined in Section 6.4), and all other instruments and agreements delivered or to be delivered by Seller in connection herewith (collectively referred to as the "Related Agreements"), and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action on the part of Seller. This Agreement and the Related Documents have been or shall be duly executed and delivered by Seller and shall constitute legal, valid and binding obligations of Seller, enforceable against it in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and by general equitable principles. Seller is neither currently engaged in nor contemplating any bankruptcy or insolvency proceeding.


     3.6 Consents.
         --------

     No consent, license, approval or authorization of, or registration or declaration with, any governmental authority, agency, bureau or commission, or any third party, is required to be obtained or made by Seller in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the consummation of the transactions contemplated hereby.


     3.7 Trademarks.
         ----------

     Seller believes that it has rights to the Trademarks based on registrations with the USPTO and/or prior use of the Trademarks in commerce.


     3.8 Brokers or Finders.
         ------------------

     Except for a fee payable to Gary L. Hess by Seller, neither Seller nor any of its agents have incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement or the transactions contemplated by this Agreement.


     3.9 Litigation.
         ----------

     To Seller's actual knowledge, there are no actions, suits, proceedings or investigations pending or threatened or in prospect before any court, agency or other tribunal, to which Seller is a party which may adversely affect the Transferred Assets; provided, however, that Seller makes no representations or warranties as to the status of any trademark registration or pending trademark application with the USPTO.


                                   ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF BUYER

     Now, and at the time of Closing, Buyer hereby represents and warrants to Seller as follows:

     4.1 Formation and Authority.
         -----------------------

     Buyer is a corporation duly formed, validly existing and in good standing under the laws of the State of Utah, and on the Closing Date shall have full corporate power and authority to consummate the transactions contemplated hereby.


     4.2 Authorization.
         -------------

     The execution and delivery of this Agreement and all other instruments and agreements delivered or to be delivered by Buyer in connection herewith, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary company action on the part of Buyer. This Agreement and any other instruments and agreements delivered to or to be delivered in connection herewith have been or shall be duly executed and delivered by Buyer and shall constitute legal, valid and binding obligations of Buyer enforceable against it in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and by general equitable principles. Buyer is neither currently engaged in nor contemplating any bankruptcy or insolvency proceeding.


     4.3 Non-Contravention.
         -----------------

     The execution, delivery and performance of this Agreement and each of the Related Agreements by Buyer and the consummation of the transactions contemplated do not and will not, with or without the giving of notice or the lapse of time, or both, violate, conflict with, result in the breach of or accelerate the performance required by any of the terms, conditions or provisions of any covenant, agreement or understanding to which Buyer is a party or any order, ruling, decree, judgment, or arbitration award to which Buyer is subject or constitute a default thereunder.


     4.4 Consents.
         --------

     No consent, license, approval or authorization of, or registration or declaration with, any governmental authority, agency, bureau or commission, or any third party, is required to be obtained or made by Buyer in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the consummation of the transactions contemplated hereby.


     4.5 Resale Certificate.
         ------------------

     Buyer will furnish any resale certificate or other document related to the purchase of Inventory reasonably requested by Seller to comply with the provisions of the sale and use tax laws of the State of California.


                                   ARTICLE 5

                           MUTUAL CONDITIONS PRECEDENT

     The respective obligations of each of the parties hereto at the Closing are subject to the fulfillment to their reasonable satisfaction of the following conditions precedent (or mutual written waiver thereof) on or before the Closing
Date:

          (a) Consummation of the transactions contemplated hereby shall not have been prohibited by any order, decree or judgment of any United States court, governmental agency, or other regulatory agency or commission having competent jurisdiction; and

          (b) There shall not have been promulgated, entered, issued or determined to be applicable to this Agreement any law, regulation, order, judgment or decree making the sale or purchase of the Transferred Assets as contemplated hereby illegal.


                                   ARTICLE 6

                    CONDITIONS PRECEDENT TO CLOSING BY BUYER

     The obligation of Buyer to purchase the Transferred Assets and to consummate the transactions contemplated hereby is subject to the fulfillment and satisfaction by Seller or waiver in writing by Buyer prior to or at the Closing Date of each of the following conditions:


     6.1 Accuracy of Representations and Warranties.
         ------------------------------------------

     The representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date.


6.2      Performance.
         ----------- -

     Each and all of the actions of Seller to be performed on or before the Closing Date pursuant to the terms hereof shall have been duly performed in all material respects.


6.3      Authorization.
         -------------

     All corporate action necessary to authorize the execution, delivery and performance by Seller of this Agreement and the transactions to be performed on or before the Closing Date pursuant to the terms hereof shall have been duly and validly taken.


     6.4 Bill of Sale.
         -------------

     On the Closing Date, Seller shall have executed and delivered to Buyer a bill of sale conveying to Buyer all of the tangible and intangible personal assets to be acquired by Buyer, substantially in the form attached hereto as Exhibit B (the "Bill of Sale").


     6.5    Transfer of Trademarks; License to Use Trademarks.
            -------------------------------------------------

     Within three (3) business days after the Promissory Note is paid in full, Seller shall execute and deliver to Buyer documents to assign, transfer and convey to Buyer, to the fullest extent permitted by the USPTO, ownership of all of Seller's right, title and interest in and to the four (4) trademark registrations and one trademark application listed in Section 1.1(c), along with all of Seller's common law rights and all the goodwill associated therewith. Within three (3) business days after the Promissory Note is paid in full, Seller shall also execute and deliver to Buyer a document to assign ownership of all Seller's common law rights to the trademark "Pantri Reserve" and all the goodwill associated therewith to Buyer. Seller hereby grants buyer an exclusive license to use the Trademarks from the Closing Date and until the date the Promissory Note is paid in full; provided, however, that Seller, at its discretion, may revoke such license for any material breach of this Agreement or the Promissory Note by Buyer.


                                   ARTICLE 7

                    CONDITIONS PRECEDENT TO CLOSING BY SELLER

     The obligation of Seller to sell the Transferred Assets and to consummate the transactions contemplated hereby is subject to the fulfillment and satisfaction by Buyer or waiver in writing by Seller prior to or at the Closing Date of each of the following conditions:


     7.1 Accuracy of Representations and Warranties.
         ------------------------------------------

     The representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date.


     7.2 Performance.
         ------------

     Each and all of the actions of Buyer to be performed on or before the Closing Date pursuant to the terms hereof shall have been duly performed in all material respects.


                                   ARTICLE 8

                               FURTHER ASSURANCES

     8.1 Execution of Other Instruments.
         ------------------------------

     From time to time after the Closing, at Buyer's request and without further consideration or additional cost to Seller, Seller shall execute and deliver such other and further instruments of conveyance, assignment, transfer and consent, and take such other action, as Buyer may reasonably request for the more effective conveyance and transfer of ownership of the Transferred Assets.


                                   ARTICLE 9

           SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

     9.1   Survival of Representations, Warranties and Agreements.
           ------------------------------------------------------

     All representations of Seller and Buyer in this Agreement shall survive the execution of this Agreement for three (3) months after the Closing Date. All statements contained in any schedule, exhibit or any document delivered at Closing shall be deemed representations within the meaning of this Section.


     9.2 Indemnification by Seller.
         -------------------------

     Seller agrees to defend with competent counsel, indemnify and hold Buyer and its agents, employees, officers, directors and stockholders (collectively referred to herein as "Buyer Indemnitees") harmless from any and all Indemnifiable Losses arising from or related to (i) the failure of any representation or warranty made by Seller hereunder to be true when made and as of the Closing or (ii) the nonfulfillment of any obligation of Seller under this Agreement. Provided, however, notwithstanding any other provision of this Agreement, in no event shall Seller's obligation to indemnify, defend and hold Buyer Indemnitees harmless from Indemnifiable Losses pursuant to the immediately preceding sentence exceed, in the aggregate, One Hundred Thousand Dollars ($100,000) in total costs and expenses to be borne by Seller.


     9.3 Indemnification by Buyer.
         ------------------------

     Buyer agrees to defend with competent counsel, indemnify and hold Seller and its agents, employees, officers, directors and stockholders (collectively referred to herein as the "Seller Indemnitees") harmless from any and all Indemnifiable Losses arising from or related to (i) the failure of any representation or warranty made by Buyer hereunder to be true when made and as of the Closing or (ii) any and all claims (other than claims arising out of a failure by Seller to perform its obligations under this Agreement) including but not limited to business torts, breach of contract claims, indemnity or guarantee claims, malicious or intentional misconduct, fraud, personal injury, property damage, employment related claims and workers compensation claims, arising from Buyer's use or sale of all or any portion of the Transferred Assets from and after the Closing.


     9.4 Procedures.
         ----------

     When a party seeking indemnification under Section 9.2 or 9.3 (the "Indemnified Party") receives notice of any action, suit, proceeding, claim, demand or assessment which is likely to give rise to a claim for indemnification hereunder, the Indemnified Party shall give prompt written notice thereof to the other party (the "Indemnifying Party") reasonably describing (to the extent known) the nature of such claim and the basis therefor. If the Indemnified Party fails to give such prompt written notice to the Indemnifying Party, the Indemnified Party shall not forfeit its indemnification claim, but such indemnification claim shall be reduced by the amount of any additional or increased liability, cost or expense (including applicable interest and penalties) caused by the delay in giving notice. If the Indemnified Party is entitled to indemnification hereunder, the Indemnifying Party shall, at its expense, assume the complete defense of the action, suit, proceeding, claim, demand or assessment giving rise thereto, with full authority to conduct such defense and to settle or otherwise dispose of the same, except as set forth below. The Indemnifying Party and the Indemnified Party will each fully cooperate with the other in the defense of any claim which is likely to give rise to a claim for indemnification hereunder or does present such a claim. The Indemnifying Party will not, except with the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld), consent to the entry of any judgment or enter into any settlement in connection with such defense which does not include a release of the Indemnified Party from all liability in respect thereof or does include any undertaking or agreement which causes the Indemnified Party to perform any act or to refrain from performing any act. The Indemnifying Party will not, except with the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld), consent to the entry of any judgment or enter into any settlement in connection with such defense.


     9.5 Indemnifiable Losses.
         --------------------

     In determining the amount of Indemnifiable Losses for which an Indemnified Party is liable hereunder, amounts paid or recovered from or reimbursed by third parties and/or under insurance policies, contractual or other rights of indemnification or contribution, and the like, which amounts are paid to the Indemnified Party on behalf of the Indemnifying Party, shall reduce the amount for which the Indemnifying Party shall otherwise be liable hereunder. If an Indemnified Party receives payment from the Indemnifying Party with respect to an indemnification claim made hereunder, and the amount for which the Indemnified Party was entitled to seek indemnity hereunder is subsequently reduced under the terms of this Section 9.5, the Indemnified Party shall promptly refund to the Indemnifying Party the amount of such reduction.

     As used herein, the term "Indemnifiable Losses" means all costs, expenses, losses, claims, obligations, liabilities, damages, deficiencies, actions and judgments, or diminution in value, whether or not involving a third-party claim together with all reasonable attorneys' fees and other costs and expenses of the defense thereof (including such fees, costs and expenses incurred pursuant to Section 9.4); provided, however, an Indemnified Party's internal expenses (salaries, general and administrative costs, allocated corporate overhead, etc.) incurred in processing, monitoring and assisting in the defense of an action, suit, proceeding, claim, demand or assessment subject to indemnity hereunder shall not be considered an "Indemnifiable Loss" and shall be borne by the Indemnified Party.


                                   ARTICLE 10

                                   TERMINATION

     10.1 Termination.
          -----------

     This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing Date as follows:

          (a) by mutual written consent of Seller and Buyer;

          (b) by Buyer if any of the conditions set forth in Article 6 shall have become impossible of fulfillment and shall not have been waived by Buyer;

          (c) by Seller if any of the conditions set forth in Article 7 shall have become impossible of fulfillment and shall not have been waived by Seller; or

          (d) by either Buyer or Seller if the transactions contemplated hereby are not consummated on or before October 4, 2002 for any reason other than the failure of the party seeking termination to fulfill the conditions set forth in
Article 6 if Seller, or Article 7 if Buyer.

     If this Agreement is terminated pursuant hereto, this Agreement shall become void and of no further force and effect except that such termination shall be without prejudice to the rights of any party because of the non-satisfaction of conditions set forth in Articles 6 and 7 hereof resulting from the intentional or willful breach or violation of the representations, warranties, covenants or agreements of another party under this Agreement.

     Sections 12.1, 13.1, 14.1, 14.2 and 15.1 through 15.9 shall survive termination of this Agreement.


                                   ARTICLE 11

                                     CLOSING

     11.1 Closing Date.
          ------------

     The closing of the purchase and sale of the Transferred Assets hereunder shall be held at the offices of Seller at 2064 Highway 116, North Sebastopol, California 95472-2662 at 10:00 a.m., local time, on October 4, 2002, or at such other date, time and place as the parties may hereafter agree in writing. The time and place of closing is herein referred to as the "Closing" and the date of the Closing is referred to in this Agreement as the "Closing Date".


                                   ARTICLE 12

                             EXPENSES OF THE PARTIES

     12.1 Expenses of the Parties.
          -----------------------

     Each party shall pay its respective expenses incurred in connection with the negotiation, execution and performance of this Agreement.


                                   ARTICLE 13

                                     NOTICES

     13.1 Notices.
          -------

     All notices hereunder must be in writing and shall be sufficiently given for all purposes hereunder if properly addressed and delivered personally by documented overnight delivery service, by certified or registered mail, return receipt requested, or by facsimile at the address or facsimile number, as the case may be, set forth below. Any notice given personally or by documented overnight delivery service is effective upon receipt. Any notice given by registered mail is effective upon receipt, to the extent such receipt is confirmed by return receipt. Any notice given by facsimile transmission is effective upon receipt, to the extent that receipt is confirmed, either verbally or in writing by the recipient. Any notice which is refused, unclaimed or undeliverable because of an act or omission of the party to be notified, if such notice was correctly addressed to the party to be notified, shall be deemed communicated as of the first date that said notice was refused, unclaimed or deemed undeliverable by the postal authorities, or overnight delivery service. Any "copy to" notice to be given as set forth below is a courtesy copy only; and a notice given to such person is not sufficient to effect giving a notice to the principal party, nor does a failure to give such a courtesy copy of a notice constitute a failure to give notice to the principal party.

       if to Buyer:              Commercial Sales and Leasing, Inc.
                                 P.O. Box 171
                                 Lehigh, Utah  84043
                                 Attn:  Russ C. Schneider
                                 Telephone:  (801) 915-6181
                                 Facsimile:  (801) 756-0565

       if to Seller:             SonomaWest Holdings, Inc.
                                 2064 Highway 116 North
                                 Sebastopol, California  95472-2662
                                 Attn:  President
                                 Telephone:  (707) 824-2536
                                 Facsimile:  (707) 824-2545

       with a copy to:           Allen, Matkins, Leck, Gamble & Mallory LLP
                                 333 Bush Street, Suite 1700
                                 San Francisco, California 94104
                                 Attn:  Roger S. Mertz, Esq.
                                 Telephone:  (415) 837-1515
                                 Facsimile:  (415) 837-1516

Any such address may be changed by any party by written notice to the other party.


                                   ARTICLE 14

                               DISPUTE RESOLUTION

     14.1 Mandatory Arbitration.
          ---------------------

     Any controversy or claim between or among the parties, their agents, employees and affiliates, arising out of or relating to this Agreement or the Related Agreements, including without limitation any claim based on or arising from an alleged tort, shall, at the option of any party, be resolved through mandatory and binding arbitration in accordance with the rules then in effect of the American Arbitration Association ("AAA") for commercial arbitration, notwithstanding any other choice of law provision in the Agreement or the Related Agreements. All statutes of limitations or any waivers contained herein that would otherwise be applicable shall apply to any arbitration proceeding under this Section 14.1. The parties agree that related arbitration proceedings may be consolidated. The arbitrator shall prepare written reasons for the award. The location of the arbitration shall be in San Francisco, California. The arbitrator or arbitrators shall be generally skilled in the legal and business aspects of the subject matter at issue. If the parties so agree, a single arbitrator shall be selected jointly by Buyer and Seller to settle the dispute. If the parties cannot agree upon the selection of an arbitrator within fifteen
(15) days after the receipt by one party from the other of a notice of arbitration, then each party shall within fifteen (15) days after the expiration of said fifteen (15) day period select one arbitrator. If either party fails to appoint an arbitrator within that fifteen (15) days period, the other party may designate an arbitrator for the party who failed to make such appointment. The two arbitrators shall select a third arbitrator within fifteen (15) days after their appointment; if the two arbitrators selected by the parties cannot agree upon a third arbitrator, the third arbitrator shall be appointed by the AAA. The arbitrators shall promptly determine whether and in what amount a payment should be made to the prevailing party and shall submit a written report of their decision to Buyer and Seller. The decision of the majority of the arbitrators shall be binding upon all parties. The arbitrators shall not be entitled to award punitive damages. Judgment upon the award rendered may be entered in any court having jurisdiction.


     14.2 Provisional Remedies and Self Help.
          ----------------------------------

     No provision of, or the exercise of any rights under, Section 14.1 shall limit the right of any party to exercise self help remedies such as set-off, or to obtain provisional or ancillary remedies such as injunctive relief or the appointment of a receiver from a court having jurisdiction before, during or after the pendency of any arbitration.


                                   ARTICLE 15

                                  MISCELLANEOUS

     15.1 Disclosure.
          ----------

     Neither party shall reveal to the general public the details of this Agreement or the transactions contemplated by this Agreement or make any public or private announcement concerning this Agreement or the transactions contemplated by this Agreement without first obtaining the written approval of the other party hereto. Nothing contained herein shall be deemed to prevent a party from making such disclosures as may be (a) required to be filed with or submitted to regulatory agencies or bodies, or (b) otherwise permitted by other provisions of this Agreement.


      15.2 Entire Agreement; Waivers.
           -------------------------

     This Agreement (including all attachments hereto) comprises the entire agreement between the parties hereto as to the subject matter hereof and supersedes all prior agreements and understandings between them relating thereto. Each party may extend the time for, or waive the performance of, any of the obligations of the other, waive any inaccuracies in the representations or warranties of the other, or waive compliance by the other with any of the covenants or conditions contained in this Agreement, but only by an instrument in writing signed by the party granting such extension or waiver.


     15.3 Attorneys Fees.
          --------------

     If any legal action, arbitration, mediation or other proceeding is brought for the enforcement of this Agreement or the Related Agreements, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement or the Related Agreements, the prevailing party (as "prevailing party" is defined in California Code of Civil Procedure
Section 1032(a)(4), interpreted to apply to arbitration as well as judicial proceedings) or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.


     15.4 Governing Law.
          -------------

     This Agreement and any and all matters related to or arising under this Agreement shall be construed in accordance with the internal laws of the State of California, regardless of any choice or conflicts of law provision of any jurisdiction.


     15.5 Successors and Assigns.
          ----------------------

     This Agreement shall inure to the benefit of, and be binding upon and enforceable against, the respective successors and assigns of the parties hereto but may not be assigned by any party without the prior written consent of the other parties.


     15.6 Captions.
          --------

     Captions are supplied herein for convenience only and shall not be deemed a part of this Agreement for any purpose.


     15.7 Counterparts; Facsimile Signatures.
          ----------------------------------

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original for all purposes. This Agreement may be executed by a party's signature transmitted by facsimile ("fax"), and copies of this Agreement executed and delivered by means of faxed signatures shall have the same force and effect as copies hereof executed and delivered with original signatures. All parties hereto may rely upon faxed signatures as if such signatures were originals. Any party executing and delivering this Agreement by fax shall promptly thereafter deliver a counterpart signature page of this Agreement containing said party's original signature. All parties hereto agree that a faxed signature page may be introduced into evidence in any proceeding arising out of or related to this Agreement as if it were an original signature page.


     15.8 Severability.
          ------------

     If any term or provision of this Agreement or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such terms or provisions to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.


     15.9 Time is of the Essence.
          ----------------------

     Time is of the essence with respect to all obligations under this Agreement.

                       [Signature page follows this page.]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                             Seller:

                             SONOMAWEST HOLDINGS, INC., a California corporation


                             By: /s/  Roger S. Mertz
                               ----------------------------------------
                               Roger S. Mertz, Chairman of the Board


                             Buyer:

                             Commercial Sales and Leasing, Inc., a
                             Utah corporation

                             By:  /s/  Russ Schneider
                               ----------------------------------------
                               Print Name: Russ Schneider
                                         ------------------------------
                               Title:  President
                                     ----------------------------------

                         LIST OF SCHEDULES AND EXHIBITS


                                    SCHEDULES


                Schedule 1.1(a)*                       Equipment

                Schedule 1.1(b)*                       Inventory

                Schedule 1.1(d)*                       Suppliers

           *Schedules omitted in accordance with Item 601(b)(2) of Regulation S-K.


                                    EXHIBITS

                Exhibit A                              Promissory Note

                Exhibit B                              Bill of Sale

                                    EXHIBIT A

                             SECURED PROMISSORY NOTE
                             -----------------------



$65,000.00                                                      October 4, 2002


     1. FOR VALUE RECEIVED, COMMERCIAL SALES AND LEASING, INC., a Utah corporation ("Maker") promises to pay to SONOMAWEST HOLDINGS, INC., a California corporation ("Payee"), or holder of this Note, the principal sum of Sixty-Five Thousand Dollars ($65,000.00) ("Principal").

     2. Maker shall pay Twenty Thousand Dollars ($20,000.00) of the Principal on or before October 25, 2002. Maker shall pay Thirty Thousand Dollars ($30,000.00) of the Principal on or before April 4, 2003. Maker shall pay the remaining Fifteen Thousand Dollars ($15,000.00) of the Principal on or before July 4, 2003. All payments shall be made by immediately available U.S. currency in the form of either a wire transfer or cashier's check.

     3. Any amounts not paid when due shall thereafter bear interest at the rate of eighteen percent (18%) per annum or the highest rate permitted under applicable law, whichever is lower, and shall be compounded daily and computed on the basis of a 365 day year.

     4. At its option, the holder of this Note may determine that Maker is in default and may, consequently, accelerate the unpaid balance, making the unpaid balance of the Note (the total of the unpaid balance and any applicable interest) due immediately without presentment for payment or any notice, if any of the following occur:

          (a) Maker fails to make payment when due.

          (b) Maker:

               (i) Fails, after demand by the holder of this Note, to furnish financial information or to permit inspection of any books or records;

               (ii) Suspends business;

               (iii) Becomes insolvent or offers settlement to any creditor;

               (iv)  Files  a  petition  in  bankruptcy,   either  voluntary  or
          involuntary;

               (v) Institutes any proceeding under any bankruptcy or insolvency laws relating to the relief of debtors;

               (vi) Gives notice of any intended bulk sale or completes any bulk sale;

               (vii) Makes an assignment for the benefit of creditors;

               (viii) Mortgages, pledges, assigns, or transfers any accounts receivable or other property, in trust or otherwise, without the written consent of the holder of this Note;

               (ix) Makes any false statement or representation orally or in writing to Payee or any subsequent holder of this Note;

               (x) Fails to pay any obligation when due; or

               (xi) Is dissolved or its capital becomes impaired.

          (c) Payee or any subsequent holder of this Note discovers that any misrepresentation was made to Payee or any such holder on behalf of Maker to obtain credit or an extension of credit.

          (d) Any legal action is commenced against Maker or any endorser, surety, or guarantor, including, but not limited to, the following:

               (i) Entry of judgment; or

               (ii) Issuance of a writ of attachment, order of garnishment, order or subpoena in supplementary proceedings, execution, or similar process.

          (e) A receiver is appointed for Maker or any endorser, surety or guarantor.

          (f) Maker defaults in any of the obligations due under Asset Purchase Agreement between Maker and Payee dated October 3, 2002 (the "Purchase Agreement") or otherwise breaches the Purchase Agreement.

     5. All payments under this Note shall be made in the form of cashier's check or wire transfer to Payee or holder of this Note.

     6. This Note may be prepaid in full or in part, at any time, without penalty.

     7. Maker waives diligence, presentment, protest and notice of protest, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment under it, may be extended and any security may be accepted, released or substituted by the holder of this Note from time to time without in any way affecting the liability of Maker.

     8. As collateral security for the payment of this Note, Maker hereby grants the holder of this Note a security interest in and right of offset against the Transferred Assets and any and all accessions to, replacements of and proceeds from the Transferred Assets (as "Transferred Assets" is defined in the Purchase Agreement which is incorporated herein by this reference). Upon any default of the obligations secured by the above granted security interest or the obligations secured by the security interest granted to Payee in the Purchase Agreement, Seller shall have all the rights of a secured creditor under the California Commercial Code.

     9. Maker agrees to reimburse the holder of this Note for all costs of collection or enforcement of this Note, whether or not suit is filed (including, but not limited to, actual legal fees), incurred by the holder of this Note.

     10. Maker, Payee and any subsequent holder of this Note waive the right to trial by jury in any action arising under or related to this Note. Any dispute arising under or related to this Note shall be resolved pursuant to the arbitration terms set forth in Article 14 of the Purchase Agreement and incorporated herein by reference. Costs of any such dispute shall be recoverable as provided in Section 15.3 of the Purchase Agreement.

     11. This Note shall be governed by and construed in accordance with the laws of the State of California, regardless of any laws on choice or conflicts of law of any jurisdiction.

                                     MAKER:

                                     COMMERCIAL SALES AND LEASING, INC.,
                                     a Utah corporation


                                     By: /s/  Russ Schneider
                                        --------------------------------------
                                     Name:  Russ Schneider
                                         -------------------------------------
                                     Title: President
                                          ------------------------------------

                                    EXHIBIT B


                                  BILL OF SALE
                                  ------------


     This Bill of Sale ("Bill of Sale") is made and entered into as of October 4, 2002, by and between SONOMAWEST HOLDINGS, INC., a California corporation
("Seller"), and Commercial Sales and Leasing, Inc., a Utah corporation ("Buyer"), with reference to the following facts.


                                R E C I T A L S :
                                 - - - - - - - -


     A. Seller and Buyer are parties to that certain Asset Purchase Agreement, made and entered into as of October 3, 2002 (the "Purchase Agreement"), pursuant to which Seller, subject to certain terms and conditions, agreed to sell and convey to Buyer, and Buyer agreed to purchase from Seller, certain assets related to the business of producing, packing and distributing by-moisture food products.

     B. Seller now desires to assign and transfer to Buyer all of the assets listed on Schedule 1 attached to this Bill of Sale (the "Assets").

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:


                               A G R E E M E N T :
                                - - - - - - - - -


     1. Defined Terms. All capitalized terms used and not otherwise defined in this Bill of Sale, but defined in the Purchase Agreement, shall have the meaning set forth in the Purchase Agreement.

     2. Sale. Seller hereby grants, sells, conveys, transfers and delivers to Buyer any and all of Seller's rights, title and interests in and to the Assets set forth on Schedule 1 attached hereto; provided, however, that Seller retains a security interest in the Assets as provided in the Purchase Agreement.

     3. Rights to Tangible Assets. From and after the date of this Bill of Sale, it is intended by the parties that Buyer and its successors and assigns shall have the right to use, have, hold and own the Assets forever.

     4. As Is. Buyer hereby acknowledges, covenants, represents and warrants that the only representations or warranties made by Seller regarding the Assets are those expressly stated in the Purchase Agreement. This Bill of Sale shall not be construed as a representation or warranty by Seller as to the condition of the Assets.

     5. Dispute Resolution. Any dispute between Seller and Buyer arising under or related to this Bill of Sale shall be resolved pursuant to the arbitration terms set forth in Article 14 of the Purchase Agreement which is incorporated herein by reference. Costs of any such dispute shall be recoverable as provided in Section 15.3 of the Purchase Agreement.

     6. Counterparts; Facsimile Signatures. This Bill of Sale may be executed in multiple counterparts, each of which shall be deemed an original for all purposes. This Bill of Sale and any other document or instrument relating hereto may be executed by a party's signature transmitted by facsimile ("fax"), and copies of this Bill of Sale and any such document or instrument executed and delivered by means of faxed signatures shall have the same force and effect as copies hereof executed and delivered with original signatures. All parties hereto may rely upon faxed signatures as if such signatures were originals. Any party executing and delivering this Bill of Sale and any such document or instrument by fax shall promptly thereafter deliver a counterpart signature page of this Bill of Sale and the fully executed original or counterpart original of any such document or instrument containing said party's original signature. All parties hereto agree that a faxed signature may be introduced into evidence in any proceeding arising out of or related to this Bill of Sale or any such document or instrument as if it were an original signature.

     7. Limited Liability. Buyer on its own behalf and on behalf of its shareholders, directors, officers, employees, representatives, agents, successors and assigns hereby agrees that in no event or circumstance shall any of Seller's shareholders, directors, officers, employees, representatives, agents, successor, assigns, affiliated or related entities of Seller have any personal liability under this Bill of Sale, or to any of Buyer's creditors, or to any other party in connection with the Assets. Seller on its own behalf and on behalf of its shareholders, directors, officers, employees, representatives, agents, successors and assigns hereby agrees that in no event or circumstance shall any of Buyer's shareholders, directors, officers, employees, representatives, agents, successor, assigns, affiliated or related entities of Buyer have any personal liability under this Bill of Sale, or to any of Seller's creditors, or to any other party in connection with the Assets.

     8. No Third Party Beneficiaries. The execution and delivery of this Bill of Sale shall not be deemed to confer any rights upon, nor obligate any of the parties hereto, to any person or entity other than the parties hereto.

     9. Governing Law. This Bill of Sale and any and all matters arising under or related to this Bill of Sale shall be construed in accordance with the internal laws of the State of California, regardless of any choice or conflicts of law provision of any jurisdiction.

     10. Captions. Captions are supplied herein for convenience only and shall not be deemed a part of this Agreement for any purpose.

     11. Successor and Assigns. This Bill of Sale shall inure to the benefit of, and be binding upon and enforceable against, the respective successors and assigns of the parties hereto, but may not be assigned by any party without the prior written consent of the other party.

     12. Notice. All notices or other communications required or permitted hereunder shall be transmitted by one or more of the means permitted in Section
13.1 of the Purchase Agreement and shall be deemed received according to the provisions of that Paragraph.

     13. Severability. If any term or provision of this Bill of Sale or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Bill of Sale or the application of such terms or provisions to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby and each term and provision of this Bill of Sale shall be valid and enforced to the fullest extent permitted by law.

     IN WITNESS WHEREOF, the parties hereto have executed this Bill of Sale as of the date first written above. Seller:


                                   SONOMAWEST HOLDINGS, INC., a California
                                   corporation


                                    By:  /s/  Roger S. Mertz
                                      ---------------------------------------
                                      Roger S. Mertz, Chairman of the Board



                                     Buyer:

                                     Commercial Sales and Leasing, Inc., a Utah corporation

                                     By:  /s/  Russ Schneider
                                       --------------------------------------
                                       Print Name:  Russ Schneider
                                                 ----------------------------
                                       Title:  President
                                            ---------------------------------

                                   SCHEDULE 1



    The Equipment listed in Schedule 1.1(a) attached to the Purchase Agreement.*

    The Inventory listed in Schedule 1.1(b) attached to the Purchase Agreement.*

    The Trademarks listed in Section 1.1(c) of the Purchase Agreement.*

    The Supplier List attached as Schedule 1.1(d) to the Purchase Agreement.*

    All goodwill related to the Business to the extent it relates to the Trademarks.


     * Schedules omitted in accordance with Item 601(b)(2) of Regulation S-K.